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                                                                    EXHIBIT 10.1

                FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of March 14, 2006 (this "FIRST AMENDMENT"), is entered into by and between AMERICA SERVICE GROUP INC. ("ASG") a Delaware corporation, PRISON HEALTH SERVICES, INC. ("PHS"), a Delaware corporation, EMSA LIMITED PARTNERSHIP ("EMSA LP"), a Florida limited partnership, PRISON HEALTH SERVICES OF INDIANA, L.L.C. ("PHS INDIANA"), an Indiana limited liability company, SECURE PHARMACY PLUS, LLC ("SPP"), a Tennessee limited liability company, and CORRECTIONAL HEALTH SERVICES, LLC, ("CHS") a New Jersey limited liability company (ASG, PHS, EMSA LP, PHS INDIANA, SPP and CHS) are hereinafter referred to, individually and collectively as the "BORROWER"), CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CAPITALSOURCE"), as administrative agent and collateral agent for Lenders (in such capacities, the "AGENT"), and the Lenders party hereto.

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Revolving Credit and Security Agreement dated as of October 31, 2005, (as amended, and as further amended, supplemented, or otherwise modified from time to time, the "LOAN AGREEMENT") and subject to the terms and conditions set forth therein, Lender has agreed to make available to Borrower the Revolving Facility.

         B. The parties hereto desire to enter into this First Amendment to amend the Loan Agreement in certain respects as provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this First Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Lender and Borrower hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The sections, definitions, annexes and exhibits of and to the Loan Agreement referenced and set forth on Annex A to this First Amendment hereby are amended, or amended and restated, as applicable, to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

                  (a) Notwithstanding any other provision of this First Amendment, each Borrower individually hereby (i) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower and this First Amendment as of the date hereof and as of the Effective Date and confirms that they are true and correct,
(ii) represents and warrants that they are Affiliates of each other, and (iii) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).


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                  (b) Each Borrower individually hereby represents and warrants as of the date of this First Amendment and as of the Effective Date as follows:
(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this First Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this First Amendment by or against it; (iv) this First Amendment has been duly executed and delivered by it; (v) this First Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) upon giving effect to this First Amendment it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

         SECTION 4. EXPENSES. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this First Amendment contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed.

         SECTION 5. EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this First Amendment, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this First Amendment, and (ii) each reference in any other Loan Document to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this First Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this First Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This First Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this First Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided in this First Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

         SECTION 6. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE


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CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO
THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

         SECTION 7. HEADINGS AND COUNTERPARTS. The captions in this First Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this First Amendment and shall not affect the meaning or interpretation of this First Amendment. This First Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This First Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this First Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this First Amendment.

         SECTION 8. ENTIRE AGREEMENT. This First Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties. This First Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This First Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.

         SECTION 9. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This First Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. Borrower may not assign, delegate or transfer this First Amendment or any of its rights or obligations under this First Amendment without the prior written consent of Lender. No rights are intended to be created under this First Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower. Nothing contained in this First Amendment shall be construed as a delegation to Lender of Borrower's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This First Amendment shall be binding upon Borrower and its successors and assigns.

         SECTION 10. RELEASE. Each Borrower, its officers, directors, representatives, employees, predecessors, successors, agents and assigns, and each Guarantor, his agents, representatives, predecessors, successors and assigns (collectively, "RELEASING PARTIES") each hereby release, remise and forever discharge Lender, and its officers, directors, employees, predecessors, successors, agents and assigns (collectively, "RELEASED PARTIES"), from any and all claims, demands, actions, cause or causes of action heretofore arising out of, or connected with or incidental to the Loan Agreement or any Loan Documents. This general release is intended to be a full and complete release of any such claims, demands, actions, cause or causes of action connected in any way to the Loan Agreement and which have heretofore arisen. Releasing Parties each acknowledge and agree that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true. Nevertheless, it is the intention of the Releasing Parties, and each of them, through this First Amendment, to fully, finally and forever release all such matters and claims relative thereto, which do now exist, may exist, or heretofore have existed.


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         SECTION 11. EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this First Amendment or any other date set forth herein, the effectiveness of this First Amendment and the agreement of Lender set forth herein are subject to the satisfaction of the following conditions precedent (the date on which such conditions shall have been satisfied, the "Effective Date"), all in form and substance satisfactory to Lender in its sole discretion:
(a) the due execution and delivery to Lender of this First Amendment by Borrower; (b) the representations and warranties contained herein, in the Loan Agreement and the other Loan Documents, as amended hereby, shall be true and correct as of such date, as if made on such date, except for such representations and warranties as are by their express terms limited to a specific date and remain true and correct as of such date; (c) upon giving effect to this First Amendment no Default or Event of Default shall have occurred and be continuing; and (d) all corporate proceedings necessary in connection with the transactions contemplated by this First Amendment shall have been taken and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.



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         IN WITNESS WHEREOF, the parties have caused this First Amendment to
Amended and Restated Revolving Credit and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGENT AND LENDER:                      CAPITALSOURCE FINANCE LLC


                                       By:      /s/ Steven A. Museles
                                          --------------------------------------
                                       Name: Mr. Steven A. Museles
                                       Title: General Counsel


BORROWER:                              AMERICA SERVICE GROUP INC.


                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Chief Financial Officer



                                       PRISON HEALTH SERVICES, INC.


                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President





                                       EMSA LIMITED PARTNERSHIP,
                                       By its General Partner,
                                       PRISON HEALTH SERVICES, INC.


                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President







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                                       PRISON HEALTH SERVICES OF INDIANA, LLC
                                       By its General Manager, PRISON HEALTH
                                       SERVICES, INC.

                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President




                                       CORRECTIONAL HEALTH SERVICES, LLC
                                       By its Managing Member,
                                       PRISON HEALTH SERVICES, INC.


                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------

                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President




                                       SECURE PHARMACY PLUS, LLC
                                       By its Managing Member,
                                       PRISON HEALTH SERVICES, INC.


                                       By:    /s/ Michael W. Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President





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                                     ANNEX A
                                       TO
            FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT
                             AND SECURITY AGREEMENT

         Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:



         1.  AMENDMENTS OF ANNEX I (FINANCIAL COVENANTS) OF THE LOAN AGREEMENT.


             (a) AMENDMENT AND RESTATEMENT OF SECTION 1, "MINIMUM EBITDA" FINANCIAL COVENANT. The Minimum EBITDA financial covenant set forth in Section 1 of Annex I of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                 1)  MINIMUM EBITDA

                       As of the end of each calendar month, commencing with the
                 calendar month ending March 31, 2006, at no time shall ASG (on a consolidated basis) permit its EBITDA for the Test Period ending on the date of such determination to be less than $3,000,000.


             (b) AMENDMENT AND RESTATEMENT OF SECTION 2, "FIXED CHARGE
COVERAGE RATIO (EBITDA/FIXED CHARGES) FINANCIAL COVENANT The Fixed Charge Coverage Ratio (EBITDA/Fixed Charges) financial covenant set forth in Section 2 of Annex I of the Loan Agreement is hereby amended and restated in its entirety to read as follows:


                 2)  FIXED CHARGE COVERAGE RATIO (EBITDA/FIXED CHARGES)

                       As of the end of each calendar quarter beginning March
                 31, 2006, the Fixed Charge Ratio as measured for the trailing twelve month period shall not be less than 1.75.